UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 13, 2020

 Commission File Number 0-17071
FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 13, 2020, the Corporation held its annual meeting of shareholders.

Michael J. Fisher, Gary J. Lehman, Michael C. Marhenke and Jean L. Wojtowicz were elected to the Board of Directors for three-year terms expiring at the 2023 annual meeting of shareholders; Clark C. Kellogg Jr. was elected for a two-year term expiring at the 2022 annual meeting of shareholders; and H. Douglas Chaffin was elected for a one-year term expiring at the 2021 annual meeting of shareholders.

The shareholders adopted a non-binding resolution approving the compensation of the Corporation’s executive officers and ratified the Board of Directors’ appointment of BKD, LLP as the Corporation’s independent registered public accounting firm for 2020.

The votes on these matters were as follows:

1. Election of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
Michael J. Fisher	38,534,366	1,411,212	6,511,800
Gary J. Lehman	37,540,232	2,405,346	6,511,800
Michael C. Marhenke	20,581,691	19,363,887	6,511,800
Jean L. Wojtowicz	37,469,701	2,475,877	6,511,800
Clark C. Kellogg Jr.	39,024,604	920,974	6,511,800
H. Douglas Chaffin	38,023,711	1,921,867	6,511,800

Institutional Shareholder Services, Inc., a proxy advisory firm, recommended withholding votes for Mr. Marhenke because, under their policies, they conclude he is "non-independent" by virtue of his being a former employee of an acquired company. However, the Corporation concludes he is an "independent" director under the Rules of both Nasdaq and the SEC.

2. Approval, on an advisory basis, of executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
37,046,964	2,046,192	852,422	6,511,800

3. Proposal to ratify BKD, LLP as independent auditor for 2020:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
44,546,118	1,888,036	23,224	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 14, 2020

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President,
Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)